Income Taxes	6 Months Ended
Apr. 30, 2022
Income Taxes
Income Taxes
NOTE 16:  INCOME TAXES
The Canada Revenue Agency (CRA), Revenu Québec Agency (RQA) and Alberta Tax and Revenue Administration (ATRA) are denying certain dividend deductions claimed by the Bank. During the quarter, the ATRA reassessed the Bank for $21 million of additional income tax and interest in respect of its 2015 and 2016 taxation years. As at April 30, 2022, the CRA has reassessed the Bank for $1,186 million of income tax and interest for the years 2011 to 2016, the RQA has reassessed the Bank for $34 million for the years 2011 to 2015, and the ATRA has reassessed the Bank for $54 million for the years 2011 to 2016. In total, the Bank has been reassessed for $1,274 million of income tax and interest. The Bank expects the CRA, RQA, and ATRA to continue to reassess open years on the same basis. The Bank is of the view that its tax filing positions were appropriate and intends to challenge all reassessments.
Proposed Tax Measures in the Canadian Federal Budget
The Canadian Federal budget presented on April 7, 2022 (“the Budget”) proposes to introduce a tax on bank and life insurer groups, referred to as the Canada Recovery Dividend. This is expected to be in the form of a 15% tax on the 2021 taxable income above $1 billion, paid in equal instalments
over five years. The Budget also proposes to introduce an additional permanent tax on bank and life insurer groups of 1.5% of taxable income above $100 million. The additional tax would apply to taxation years that end after April 7, 2022 and will be prorated for the first year.
These taxes, if enacted as proposed, will result in higher amounts of taxes payable in each of the impacted years, as well as revaluation adjustments to the deferred tax assets and liabilities. The Bank is monitoring the status of the Budget proposals and will determine the impact to the Bank’s results when the legislation is substantively enacted.